December 19, 2017

ULTIMUS MANAGERS TRUST
LYRICAL U.S. HEDGED VALUE FUND

Supplement to the Prospectus dated March 30, 2017,
Revised May 5, 2017

Effective immediately, the Lyrical U.S. Hedged Value Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective January 29, 2018. Shares of the Fund are no longer available for purchase and, at the close of business on January 29, 2018, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees (the “Board”) of the Trust, in consultation with the Fund’s investment adviser, Lyrical Asset Management L.P. (the “Adviser”), determined and approved at a meeting of the Board on December 18, 2017, to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s at their current expense limit, as specified in the Prospectus.

At the Board meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than January 29, 2018; and (ii) all outstanding shareholder accounts on January 29, 2018 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s normal exposure to equity investments will be reduced and eventually eliminated. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to January 29, 2018, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the date of the Transaction to invest the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-888-884-8099.

Investors Should Retain this Supplement for Future Reference